THE PRUDENTIAL SERIES FUND, INC.
                    Diversified Conservative Growth Portfolio

                         Supplement dated August 2, 2000
                                       to
                         Prospectus dated April 30, 2000

     The portfolio manager for the portion of the Diversified Conservative Growth Portfolio managed by Pacific Investment Management Company (PIMCO) has changed. We describe the new portfolio manager below.

     WILLIAM POWERS is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He is also one of five generalists in PIMCO's portfolio management group, and co-heads the firm's mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage-backed securities. He has 17 years of investment experience, holds a bachelor's degree in Economics from Princeton University and an M.B.A. from Stanford Graduate School of Business.








PSFSUP4    Ed. 5/00